SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

WIDFIT INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-263379	38-4045138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Jabotinsky Street, Hod Hasharon, Israel		4530803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (236) 523-9606

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(1)PREVIOUS INDEPENDENT AUDITORS:

On January 23, 2025, the Company terminated BARTON CPA PLLC (“Barton”) as its registered independent public accountant.

Barton’s reports on the financial statements for the periods ended December 31, 2023 and December 31, 2022, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods ended December 31, 2023 and 2022, there have been no disagreements with Barton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Barton would have caused them to make reference thereto in their report on the financial statements.

We have authorized Barton to respond fully to the inquiries of the successor accountant.

During the periods ended December 31, 2023 and December 31, 2024, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Barton prior to the date of the filing of this Report and requested that Barton furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report and consenting to the use of its previously issued reports. Barton has not complied with such request nor provided its 2023 audit report.

(2)NEW INDEPENDENT ACCOUNTANTS:

On January 23, 2025, the Company engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC, as its new registered independent public accountant. The Company has engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC, to act as the Company’s independent accountant going forward.

No acceptance procedures have been performed from the successor.

During the periods ending December 31, 2023 and 2022, and prior to January 23, the date of the new engagement), we did not consult with MICHAEL GILLESPIE & ASSOCIATES, PLLC regarding:

i.the application of accounting principles to a specified transaction,

ii.the type of audit opinion that might be rendered on the Company's financial statements by Barton, in either case where written or oral advice provided by MICHAEL GILLESPIE & ASSOCIATES, PLLC  would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDFIT Inc.

Date: January 27, 2025	By: /s/ Shahira Wely
Shahira Wely
Chief Executive Officer, Chief Financial Officer, Director